# PROTARA THERAPEUTICS

## Corporate Presentation

November 2020



TARA-002 for Lymphatic Malformations
IV Choline Chloride for IFALD

# Forward Looking Statements

Statements contained in this presentation regarding matters that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "designed," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should" or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include but are not limited to, statements regarding Protara's intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: Protara's business strategy, Protara's manufacturing and development plans for its product candidates and related interactions with the FDA, ex-U.S. development plans, Protara's financial footing, the impact of the COVID-19 pandemic and related governmental responses on Protara's business and clinical programs. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that contribute to the uncertain nature of the forward-looking statements include: risks that Protara's sales, revenue, expense and other financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara's development programs, including the initiation and completion of non-clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; the impact of the COVID-19 pandemic on Protara's business, clinical supply chain, clinical trials, and the global economy; general market conditions; changes in the competitive landscape; changes in Protara's strategic and commercial plans; Protara's ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; the loss of key members of management; and the risks and uncertainties associated with Protara's business and financial condition in general, including the risks and uncertainties described more fully under the caption "Risk Factors" and elsewhere in Protara's filings and reports with the United States Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Protara undertakes no obligation to update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law.

PROTARA
THERAPEUTICS

# Investment Summary

## Lead programs: TARA-002 in Non-Muscle Invasive Bladder Cancer (NMIBC) and Lymphatic Malformations (LMs)

- Cell-based immunopotentiator
- FDA confirmed initial comparability to Japanese predecessor OK-432
- NMIBC clinical development plan in place following Pre-Investigational New Drug (PIND) engagement with FDA
- TARA-002/OK-432 is standard of care in Japan for LMs; completed Phase 2 study in U.S. supports treatment effect with strong safety profile

## Other mid-stage development programs provide diversification and additional growth potential

- IV Choline in intestinal failure associated liver disease (IFALD): Completed End Of Phase 2 dialogue with FDA and aligned on Phase 3 design

## Company well funded through anticipated key milestones through early 2023

PROTARA THERAPEUTICS

# Pipeline Addresses Multiple Indications With High Unmet Need


PRE-IND
Phase 1
Phase 2
Phase 3
IMMUNOLOGY, ONCOLOGY
TARA-002 – Lyophilized, inactivated Group A *Streptococcus*
Lymphatic Malformations (LMs)*
Non-Muscle Invasive Bladder Cancer (NMIBC)
HEPATOLOGY, GI, METABOLICS
IV Choline Chloride for Injection – Phospholipid Substrate Replacement
Intestinal Failure Associated Liver Disease (IFALD)**,†
OTHER
Vonapanitase – Recombinant Human Type 1 Elastase
*(phase 1 studies completed in fistula patency and PAD)*

PROTARA THERAPEUTICS

*TARA-002 Granted Rare Pediatric Disease Designation for the treatment of LMs. OK-432 Granted Orphan Drug Designation by the U.S. FDA for the treatment of LMs, which we believe is applicable under established comparability.

**Granted Orphan Drug and Fast Track Designations by the U.S. FDA

† Phase 1 PK study to be conducted prior to commencing Phase 3

PROTARA THERAPEUTICS

# TARA-002

## LYOPHILIZED, INACTIVATED GROUP A *STREPTOCOCCUS PYOGENES*



# TARA-002: Cell-Based Immunopotentiator with Significant Potential

- TARA-002 is an investigational, genetically distinct strain of *Streptococcus pyogenes* that is inactivated while retaining its immune-stimulating properties
- TARA-002 is manufactured under GMP conditions from the same Master Cell Bank as OK-432[1], once one of the largest selling oncology products in Japan
- FDA has confirmed initial comparability between TARA-002 and OK-432 and path forward to completion of GMP comparability
- Having established initial comparability to OK-432, the extensive data generated by OK-432 will help support TARA-002
- Protara has worldwide rights ex-Japan & Taiwan for TARA-002/OK-432


live cells


inactivated

PROTARA THERAPEUTICS

(1) Marketed in Japan and Taiwan as Picibanil®.
Note: Manufacturing modifications reflect manufacturing to U.S. cGMP standards

# TARA-002: Mechanism of Anti-Tumor / Anti-Cystic Activity

**Th1 Like Anti-Tumor Cytokine Response**

**Multi-Cytokine Inducer[(1)(2)(3)]**

IL-2 IL-6 IL-8 IL-10 IL-12 GM-CSF G-CSF TNF-α IFN-γ



1 Abnormal tissue is exposed to TARA-002
2 Immune cells detect TARA-002 and release inflammatory cytokines
3 Activated immune cells infiltrate the abnormal cells
4 Abnormal cells are destroyed
TARA-002 (inactivated Strep. pyogenes)
Abnormal cells
Macrophage
Neutrophil
Cytokines
Natural killer cell
T cell

PROTARA THERAPEUTICS

(1) Fujimoto T., et al. J Immunol. 1997: 5619.
(2) Ryoma Y, et al. Anticancer Res. 2004; 3295-3298.
(3) Zhao H, et al. Microbiol. Immunol. 1994; 183-190.

# OK-432: Human Efficacy Data in Multiple Indications

***OK-432 has been approved (ex-US) or studied in multiple indications***

## APPROVED INDICATIONS IN JAPAN[1]

- **Lymphangiomas (Lymphatic Malformations)**
- Gastric cancer combo with chemo (post-operative)
- Primary lung cancer combo with chemo
- Reduction of ascites in gastrointestinal cancer
- Reduction of pleural effusion in lung cancer
- Unresponsive head, neck & thyroid cancer

## OK-432 CLINICAL RESEARCH CONDUCTED IN:

- **Non-Muscle Invasive Bladder Cancer**
- Ovarian cancer
- Malignant mesothelioma
- Pancreatic cancer
- Esophageal cancer
- Oral squamous cell cancer
- Hepatocellular cancer
- Ranula
- Thyroglossal cysts
- Pleurodesis
- Seroma
- Symptomatic lymphocele
- Auricular hematoma

PROTARA THERAPEUTICS

(1) Full Prescribing Information. Chugai Pharmaceuticals. 2016

PROTARA THERAPEUTICS

# TARA-002

NON-MUSCLE INVASIVE BLADDER CANCER (NMIBC)



# TARA-002 in NMIBC: Profile Supports Potential in NMIBC

***Similar mechanism to BCG, notable patient experience in Asia and manufacturing advantages***

- Prompts a predominantly Th1 type cytokine response
- Mechanistically similar to Bacille Calmette-Guérin (BCG)


MOA Generally Similar to BCG
Manufacturing Advantages
Modality Familiar with Physicians
Promising Existing Clinical Data

- State-of-the-art manufacturing facility
- TARA-002 manufacturing process supported by 40 years of production history of OK-432

- Urologists have been using an attenuated bacteria, BCG, as immunotherapy for decades
- Intravesical administration is preferred clinical approach among urologists[1]

- ~150 NMIBC patients tested with OK-432 demonstrated promising results[2]
- Treatment generally well tolerated

PROTARA THERAPEUTICS

(1) Market Research Conducted by Protara Therapeutics
(2) Study references available by request
Note: OK-432 is not approved for NMIBC

# Clinical Evidence with OK-432 Provides Strong Rationale for Development of TARA-002 in NMIBC

Data across multiple studies in ~150 NMIBC patients treated intravesically shows that OK-432:

- Was generally well-tolerated, with safety and tolerability observed across a range of doses
- Demonstrated efficacy and lower rates of recurrence vs. control group, including in the randomized, controlled setting

| Study | Dose Regimen | Total Pts / OK-432 Pts | Efficacy Results |
|---|---|---|---|
| Fujita, 1987 Bladder Cancer | 2 to 5 KE intratumoral, 5 KE intravesical instillation | 78 / 37 | In previously unresected tumors, 5 recurrences in OK-432 treated patients vs. 12 recurrences over in the control arm (p<0.05) at 36 months cut off. For patients with primary disease, OK-432 showed a benefit over control in multiple subgroups (multifocal, sessile, or high grade). |
| Fujita, 1988 Bladder Cancer | 2 to 5 KE intratumoral, 5 KE intravesical instillation | 36 /17 | OK-432 reduced recurrence rates of disease (35% recurrence in OK-432 group compared to ~73% recurrence in surgery alone group); OK-432 caused lymphocyte infiltration into carcinomas (as evidenced by histology after resection). |
| Fujioka et al., 1989 NMIBC | 5 KE (intravesical), 10 KE (intratumoral) | 38 / 38 | Tumors were eliminated endoscopically in 6 of 28 (21.4%) patients in which OK-432 was intravesically instilled [Stage Ta = 5 patients, Stage T1 = 1 patient; all patients Grade 1], and 3 of 10 (30%) patients with intratumoral OK-432 injection. |
| Sun and Qiu, 2004 Bladder Cancer | 3 KE intravesical instillation weekly for 6 weeks then monthly for 6 months | 30 / 30 | At a mean follow-up of 14 months, tumor recurrence was observed in 16.6% of patients, with no recurrence in 83.4% of patients. OK-432 stimulated secretion of IL-2 and TNFα (p<0.05 for both). |
| Liu et al., 2017 NMIBC | 3 KE (in 30 ml) intravesical instillation | 55 / 55 | Overall, patients treated in the study had a recurrence rate of 34.5% and progression rate of 10.9%. Treatment with OK-432 was more effective when patients were negative for PD-L1 (16.7% recurrence rate, 4.2% progression rate), regardless of disease stage/grade. |

PROTARA THERAPEUTICS

Fujita K, et al. Cancer. 1987; 59: 2027-2030
Fujita K, et al. Cancer Detection and Prevention. 1988; 11: 397-403
Sun X, et al. China Journal of Medicine. 2004; 14: 49-54
Liu, Z.H, et al. Oncology Letters. 2017;13:4818-4824.
Fujioka et al. Acta Urol. Japan. 1989; 35: 253-257

# BCG Shortage Causes Significant Impact on Care

= BCG Shortage (2012–2014; 2017–2020)

- **2012:** BCG shortages begin after Sanofi lab is shut down due to mold infractions
- **2014:** Merck announces shortages of Tice strain of BCG
- **2014:** Sanofi production of BCG resumes
- **2016:** Sanofi announces discontinuation of TheraCys BCG; Merck becomes sole US provider of BCG
- **2018:** US Urologists are continuing to ration BCG doses and adjust treatment decisions due to shortage
- **2019:** Merck announces anticipated BCG supply constraints despite expanding capacity
- **2020:** Merck announces plans to construct new facility to expand BCG manufacturing. Facility could take 5-6 years to construct.

**Shortage has prompted major urological associations to issue guidance on patient management (1)**

"…remain extremely concerned about this shortage and its effects on the care of bladder cancer patients…"

*-Joint Statement on BCG Shortage, Feb 2019*

American Urological Association · LUGPA · AACU · Urology Care Foundation · SUO · BCAN

**Dose rationing and resorting to less desirable treatment options are impacting patient care (2)**

*"I see patients **every week** whose **treatment decisions are affected by the BCG shortage**…sometimes I just recommend moving patients more quickly to cystectomy because **we don't have any better options available.**"*

***-Academic Hospital Urologist***

PROTARA THERAPEUTICS

(1) AUA/SUO Joint Guideline: Published 2016; Amended 2020
(2) Market Research Conducted by Protara Therapeutics

# TARA-002 in NMIBC: Overview of U.S. NMIBC & Target Population

NMIBC is categorized and treated based on risk stratification, determined by combination of tumor grade, stage, size, recurrence history and focality

**Initial Protara targeted patient population:**
**~30K [1][2][3] Patients with High Grade NMIBC who are candidates for immunotherapy**

**80K Patients** Diagnosed with Bladder Cancer Annually[1]
**65K Patients** with NMIBC [2]

- 5% Metastatic
- 15% Locally Advanced
- 80% NMIBC [2]

| Grading | Risk Stratification[4] | Treatment Guidelines | Goal of Treatment |
|---|---|---|---|
| 45% High Grade [1][3] | High Risk | TURBT + **BCG** | 1) Prevent Progression<br>2) Prevent Cystectomy<br>3) Prevent Recurrence |
| (4) | Intermediate Risk | Mix of TURBT + Chemo/BCG | |
| 55% Low Grade [1][3] | Low Risk | TURBT + Chemo | |

PROTARA THERAPEUTICS

(1) National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2019
(2) Anastasiadis et al. Therapeutic Advances in Urology, 2012
(3) Market Research Conducted by Protara Therapeutics
(4) American Urological Association risk stratification classifies some high-grade tumors as intermediate risk

# TARA-002 in NMIBC: Highlights of PIND FDA Interaction

***Supportive feedback on multiple facets of NMIBC program***

| | |
|---|---|
| **CMC:** | ▪ **Initial comparability established** – GMP scale up in process to complete full comparability testing<br>▪ Modernized release criteria for large scale (3 batch) comparability |
| **Non-Clinical:** | ▪ Aligned on 6-week local (intravesical instillation) toxicology design with recommendations for IND content preparation<br>▪ Requested MOA characterization & immunogenicity studies |
| **Phase 1:** | ▪ Initial dose escalation in papillary patients<br>▪ Clear to enroll CIS patients in Phase 1 |
| **Phase 2** | ▪ Support for study in CIS patients<br>▪ Obtained alignment on clinically meaningful endpoints<br>▪ Papillary patient study suggested comparator to be a chemotherapeutic agent |

PROTARA THERAPEUTICS

# TARA-002 in NMIBC: Estimated Development Timeline

| 2020 | 2021 | 2022 | 2023 |
|---|---|---|---|
| • Initiate GMP scale comparability<br>• Initiate agreed-to non-clinical studies | • Complete GMP scale up and comparability<br>• Complete non-clinical studies<br>• Initiate Phase 1 study*<br>• Engage International regulatory authorities<br>• Further FDA engagement (SPA request, Fast Track, etc.) | • Complete Phase 1 study<br>• Commence CIS cohort of Phase 2 study<br>• Commence enrollment of Papillary randomized study | • Futility analysis in CIS cohort<br>• Topline efficacy in CIS patients |

PROTARA THERAPEUTICS

*Subject to acceptance of IND filing

PROTARA THERAPEUTICS

# TARA-002

## LYMPHATIC MALFORMATIONS (LMs)



# TARA-002 in LMs

### Lymphatic Malformations

Rare, non-malignant lesions consisting of dilated, lymphatic fluid-filled sacs caused by abnormal development of the lymphatic endothelial system[1]

### Epidemiology

Epidemiology: incidence of lymphatic malformations is ≈1,400-1,800 LM cases per year[2]

### Current Treatment Options

Current treatment options include surgical excision with high complication (33%) and recurrence (55%) rates[3] as well as off-label use of sclerosants

### FDA Granted Pediatric Rare Disease Designation

Majority of LMs present at birth (65-75%) or by age 3 (80-90%) during active lymphatic growth period[3]



(1) Brouillard P, et al. J Clin Invest. 2014;124:898-904.
(2) Internal company estimates
(3) Ha J, et al. Curr Ped Rev. 2014;10:238-248.

# OK-432 in LMs: Clear Evidence of Biologic Activity in Patients


Before
After


Before
After

PROTARA THERAPEUTICS

Protara Therapeutics data on file

# OK-432 in LMs: Robust Results of Completed Phase 2 Study(1) in U.S.

**68% CLINICAL SUCCESS‡ IN IMMEDIATE TREATMENT GROUP 6 MONTHS AFTER ENROLLMENT**

ITT: Observations 6 months after enrollment



68%
0%
Immediate Treatment Group (N=91)
Delayed Treatment Group Pre-Treatment** (N=26)

- None of these patients required surgery
- During this same period, no patients in the delayed treatment group experienced spontaneous regression of LM ($p<0.001$)
- Treatment: 1-4 injections at 8-week intervals max of 0.2mg/session (2KE)

**94%* CLINICAL SUCCESS‡ IN PATIENTS WITH MACROCYSTIC LESION TYPES**

Complete or Substantial Response by Radiographically Confirmed Lesion Type



94%*
22%
71%
63%
38%
25%
0%
Complete Response
Substantial Response
Macrocystic Lymphangiomas (n=79)
Mixed (n=40)
Microcystic Lymphangiomas (n=17)

- Patients with radiographically confirmed appropriate lesions had the greatest chance for clinical success
- In those patients with mixed lesions, clinical success was still achieved

PROTARA THERAPEUTICS

‡ Clinical Success was defined as complete or substantial response
*Numbers do not sum due to rounding
**Reflects data prior to dosing with OK-432. After dosing, the clinical success rate was 58%, which was not statistically different from the Immediate Treatment Group
(1) Smith M, et al. Laryngoscope. 2009;119:107-115.

# OK-432 in LMs: Compelling Safety Record

***Long-term safety data in 99 patients with up to 8 years of follow up***

**Safety Profile**

- Most common AEs with treatment were local injection site reactions, fever, fatigue, decreased appetite, with resolution within two weeks
- SAEs **related** to OK-432: re-hospitalization for infection (n=3) and severe edema (n=3), airway obstruction necessitating tracheostomy tube placement (n=4), and submental intra-cystic hemorrhage necessitating surgical excision (n=1)
- Minor AEs **related** to OK-432: temporary brachial plexus compression, myalgia, infections treated with oral antibiotics, intra-cystic hemorrhage, and dehydration
- Two SAEs **not related** to OK-432: death due to tracheotomy tube obstruction and vision loss following proptosis

PROTARA THERAPEUTICS

Smith M, et al. Laryngoscope. 2009;119:107-115.

# TARA-002 in LMs: Regulatory Update

1. IND update completed and filed with FDA Division of Vaccines and Related Products
2. IND update included clarifying questions related to the regulatory pathway in LMs as well as the confirmation of initial comparability between TARA-002 and OK-432 received from FDA's Office of Tissues and Advanced Therapies in August
3. In October, EOP2 meeting request submitted to FDA to discuss regulatory pathway in LMs
4. FDA denied the company's EOP2 meeting request, at this time, in order to provide answers to clarifying questions posed in the IND update prior to engaging in a meeting
5. FDA notified the company the information submitted to the IND update is still being reviewed and FDA is generating responses to the company's clarifying questions

PROTARA THERAPEUTICS

# TARA-002 in LMs: Planned Next Steps

| If current data set sufficient for BLA/MAA submission | |
|---|---|
| **2020** | – Complete IND update (Iowa Data, OTAT comparability, etc.)<br>– Apply for Fast-track<br>– **Agree with FDA no study needed*** |
| **2021** | – Complete GMP comparability<br>– Engage European regulators<br>– **Submit BLA (mid-2021)**<br>– **US Approval (Q4'2021)** |
| **2022** | – Launch in the US<br>– File marketing applications in the EU |
| **2023** | – Launch in the EU and other international geographies |

| If additional registrational study required | |
|---|---|
| **2020** | – Complete IND update (Iowa Data, comparability, etc.)<br>– Apply for Fast-track<br>– **Agree with FDA on design of any additional study*** |
| **2021** | – Complete GMP comparability<br>– Initiate enrollment of study (mid-2021)<br>– Engage European regulators |
| **2022** | – Complete study<br>– Submit BLA<br>– **US Approval Q3'2022** |
| **2023** | – Launch in the US<br>– File marketing applications in EU countries |

PROTARA THERAPEUTICS

PROTARA THERAPEUTICS

# IV CHOLINE CHLORIDE

## INTESTINAL FAILURE ASSOCIATED LIVER DISEASE (IFALD)



# IV Choline in IFALD: Late-stage Opportunity for an Unmet Medical Need

## An Essential Molecule in Several Metabolic Processes

Patients dependent on Parenteral Nutrition (PN) cannot absorb sufficient levels of choline. Data confirms that choline deficient diets results in steatosis and cholestasis[1]



H3C
CH3
N+
H3C
OH

## Clinical History Supporting Choline Substrate Replacement in IFALD (intestinal failure associated liver disease) Patients

A Phase 2 study demonstrated the clinical potential of choline substrate replacement therapy by reversing certain hallmark pathologies of IFALD[1]

## Strong Market Opportunity with Potential to Expand Addressable Patients

Prevalence of patients on PN 79/million[2]; recent Medicare diagnosis data suggests ≈ 5,000 IFALD patients[3]

## Clear Regulatory and Clinical Path Forward

FDA designations (Orphan Drug Designation, Fast Track Designation) combined with encouraging feedback from End of Phase 2 meeting for Phase 1 PK study followed by Phase 3 trial

PROTARA THERAPEUTICS

(1) Buchman A, et al. JPEN. 2001;5:260-268.
(2) Mundi M, et al. ASEPN. 2017;32:799-805.
(3) Internal Protara market research

# IV Choline in IFALD: Informative Clinical History

***A significant body of supportive evidence across 4 studies***

**1994 - IV PK Study[2]**
**n=4 PN patients**

1st continuous exposure to IV choline, established safety and 2g dose

**2001 - IV Phase 2 RCT[4]**
**n=15 PN patients**

2g dose confirmed, reversal of steatosis, improvement in cholestasis (reduction of ALP*)



**1992 - Oral Lecithin Study[1]**
**n=15 PN patients**

Lecithin did not achieve physiologic levels; however did reduce steatosis with moderate ALP* improvement

**1995 - IV Pilot Study[3]**
**n=4 PN patients**

IV Choline replacement reversed steatosis, improved other measures of hepatobiliary injury

PROTARA THERAPEUTICS

1) Buchman A, et al. Gastroenterology. 1992;102:1363-1370.
2) Buchman A, et al. Clin Pharmacol Ther. 1994;55:277-283.
3) Buchman A, et al. Hepatol. 1995;22:1399-1403.
4) Buchman A, et al. JPEN. 2001;5:260-268.

* ALP=Alkaline phosphatase

# IV Choline in IFALD: Multi-Center Phase 2a POC Study

## *Randomized, Controlled Study Design & Objective*

| IV CHOLINE REPLACEMENT PROOF OF CONCEPT STUDY[1] | |
|---|---|
| **Study Design** | Randomized Double-blind Phase 2 Trial |
| **Subjects** | 15 (9 per protocol) |
| **Age** | >16 years old |
| **PN Requirement** | Greater than 80% of all nutrient requirements supplied by PN |
| **Randomization** | 1:1<br>Usual PN or PN + 2g IV choline/Day |
| **Duration of Treatment** | 24 Weeks |
| **Visits** | Weeks 2,4,6,12,16, 20, 24 |
| **Follow up** | Week 34 |
| **Dose** | 2g Choline Chloride QD in PN solution |

- The IV Choline Chloride replacement proof-of-concept, randomized study did not have pre-specified endpoints
- The primary objective of the study was to determine if IV Choline Chloride substrate replacement would reverse hepatic steatosis and improve liver function in patients receiving long-term parenteral nutrition (PN)

1) Buchman A, et al. JPEN. 2001;5:260-268.

PROTARA THERAPEUTICS

# IV Choline in IFALD : Phase 2 Results

***Improvement in Steatosis and Cholestasis***

**CLINICALLY MEANINGFUL IMPROVEMENT IN STEATOSIS**

At Baseline



R
L
120 KV
140 MA
LRG SFOV
10.0 MM

After 24 Weeks



R
L
120 KV
140 MA
LRG SFOV
10.0 MM

**CHOLESTASIS IMPROVEMENT: ALL PATIENTS*[(1)]**



Placebo
Choline Chloride
n=14ǂ (7 active; 7pbo)
LS Means (+/- stderr) of change from Baseline of ALP (U/L)
400
350
300
250
200
150
100
50
0
-50
-100
-150
-200
p= 0.6500
p= 0.0764
p= 0.0565
p= 0.0081
p= 0.0050
p= 0.0069
p= 0.0052
p= 0.0016
2
4
6
12
16
20
24
34
Assessment Week
Choline D/C'd

*Mixed model for repeated measurement (MMRM) method used

ǂA placebo subject was excluded from all analyses due to likely IV contrast-induced imaging abnormalities, confirmed by independent radiologist

PROTARA THERAPEUTICS

(1) Protara Therapeutics re-analysis of patient CRF's, data on file

# IV Choline in IFALD: Prevalence Study

**Prevalence study** underway to enhance understanding of the patient population

| | |
|---|---|
| **DESIGN** | Retrospective, observational study of patients in both academic & community settings |
| **POPULATION** | Patients dependent on PN for 6 or more months |
| **OBJECTIVE** | Understand presence/incidence of liver disease in this population to enhance value of development potential |
| **QUESTIONS** | How many individuals currently on service have been dependent on PN for 6 or more months?<br>What percentage of these have elevated ALP levels (> 1.5x ULN) as an indicator of liver disease? |

PROTARA THERAPEUTICS

PROTARA THERAPEUTICS

# FINANCIAL OVERVIEW


immunostimulatory cellular therapy
Malformations.
Folate
THF
CHOLINE
A KEY
OH
Chloride for IFALD - An
phospholipid substrate
therapy for intestinal
associated liver disease (IFALD)

# Finance Overview

$166M

Cash position as of September 30, 2020

- $151M net proceeds from September 2020 offerings

19.2M Common Share Equivalents

11.2M Common plus 8.0M Preferred on as-converted basis

(as of November 10, 2020)

PROTARA THERAPEUTICS

# Investment Summary

## Lead programs: TARA-002 in Non-Muscle Invasive Bladder Cancer (NMIBC) and Lymphatic Malformations (LMs)

- Cell-based immunopotentiator
- FDA confirmed initial comparability to Japanese predecessor OK-432
- NMIBC clinical development plan in place following Pre-Investigational New Drug (PIND) engagement with FDA
- TARA-002/OK-432 is standard of care in Japan for LMs; completed Phase 2 study in U.S. supports treatment effect with strong safety profile

## Other mid-stage development programs provide diversification and additional growth potential

- IV Choline in intestinal failure associated liver disease (IFALD): Completed End Of Phase 2 dialogue with FDA and aligned on Phase 3 design

## Company well funded through anticipated key milestones through early 2023

PROTARA THERAPEUTICS

PROTARA THERAPEUTICS

# APPENDIX


CHOLINE
Chloride for IFALD - An
phospholipid substrate
therapy for intestinal
liver disease (IFALD)

# OK-432 in LMs: Overview of Completed Phase 2 Study

| | Randomized, Controlled Study (N=117)[1] |
|---|---|
| Age | 6 months – 18 yrs |
| Inclusion Criteria | LMs of the head and/or neck confirmed by MRI or CT<br>▪ Radiographically confirmed macrocystic LM or mixed macrocystic-microcystic LM with >50% macrocystic component<br>At least 6 months since prior surgery for lymphangioma |
| Exclusion Criteria | Penicillin allergy, pregnancy and/or nursing, personal or family history of rheumatic heart disease, post-streptococcal glomerulonephritis, PANDAS, history of significant cardiac, pulmonary, hepatic, renal, or hematologic disease |
| Treatment Groups | Immediate Treatment Group (ITG): Received OK-432 shortly after enrollment<br>Delayed Treatment Group (DTG): Observed for 6 months for spontaneous regression, then treated with OK-432<br>Open Label Group (OLG): nonrandomized, included infants <6 months, adults >18 yrs, patients with LMs in sites other than the head/neck, and patients treated on an emergent basis |
| Randomization | 2:1 Randomization (per blocks of 6 enrollees)<br>2/3 in ITG and 1/3 in DTG (control group) |
| Duration of Treatment | 1-4 injections 8 weeks apart |
| Dose | Max of 0.2mg/session (i.e. 2 Klinische Einheit) |

**Primary Endpoint:**

Response to treatment in the ITG compared to the spontaneous resolution rate observed in the DTG, 6 months after enrollment

**Definition of Response**

Response to therapy was measured radiographically (MRI or CT) by quantitating change in lesion size and graded as:

- Complete (90%–100%),
- Substantial (60%–89%),
- Intermediate (20%–59%),
- None (<20%)

**Secondary Endpoints:**

1) The proportion of ITG patients versus DTG patients who demonstrated a complete response (90%–100%) 6 months following enrollment
2) The proportion of randomized patients who demonstrated at least a substantial response (60%–100%) greater than 6 months following the last injection (i.e. persistence of response)
3) The proportion of patients in the OLG who demonstrated at least a substantial response (60%–100%) 6 months following enrollment and 6 months following the last injection (i.e. persistence of response)

PROTARA THERAPEUTICS

(1) Smith M, et al. Laryngoscope. 2009;119:107-115.

# OK-432 in LMs: Patient Disposition of Completed Phase 2 Study[1]



182 patients enrolled in study
151 patients Complete case report forms and imaging
31 patients Incomplete case report forms and imaging or lost to follow up
1
117 patients Randomized with intent to treat
34 patients Open Label Group
2:1 randomization
2
27 patients Completed treatment
91 patients Immediate Treatment Group (ITG)
26 patients Delayed Treatment Group (DTG)
2
72 patients Completed treatment
2
20 patients Completed treatment

1 **Intent-to-Treat** (N=117): Randomized, completed visits to first 6 months

2 **Completers** (N=119): Completed all protocol visits, received up to 4 injections and evaluated 14 days after last injection, includes non-randomized Open Label Group

| Patient Demographics | | | |
|---|---|---|---|
| **Group** | Patients Enrolled (n=182) | Patients Randomized Completing Treatment (n=92) | Open Label Group Completing Treatment (n=27) |
| **Sex (F:M)** | 92 : 90 | 42 : 50 | 15 : 12 |
| **Age Range (years)** | 0-73.1 | 0.5-15.5 | 0-73.1 |
| **Mean/median age (years)** | 5.8/1.7 | 3.5/2.1 | 13.4/1.1 |
| **Race Demographics** | | | |
| **Caucasian** | 133 | 74 | 20 |
| **African-American** | 15 | 8 | 2 |
| **Asian-Pacific Islander** | 14 | 4 | 4 |
| **Hispanic** | 10 | 6 | 1 |
| **Unknown** | 10 | | |

PROTARA THERAPEUTICS

(1) Smith M, et al. Laryngoscope. 2009;119:107-115.

PROTARA THERAPEUTICS

# Corporate Presentation

November 2020

